EXHIBIT 99-a
                     [Form of Face of Ameritech Proxy Card]


                               [AMERITECH LOGO]

                       1998 Special Meeting of Shareowners

                             _________________, 1998


                                   11:00 a.m.


                                 (SITE ADDRESS)
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        Doors open at 10:45 a.m., Meeting Begins Promptly at 11:00 a.m.


        Cameras and recording devices will not be allowed in the meeting


                                ADMITTANCE TICKET


               This ticket entitles you, the shareowner, to attend
                              the Special Meeting.



     For wheelchair and hearing impaired seating, please see a host/hostess for assistance.


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                              AMERITECH CORPORATION
                 This Proxy is Solicited on Behalf of The Board
                     of Directors of Ameritech Corporation
                               30 S. Wacker Drive
                             Chicago, Illinois 60606



The undersigned hereby (1) acknowledges receipt of the Notice of Special Meeting of Shareowners (the "Ameritech Special Meeting") of Ameritech Corporation, a Delaware corporation ("Ameritech"), to be held on (*), 1998, at (*), local time, at (*) and the Joint Proxy Statement/Prospectus in connection therewith, and (2) appoints (__________, and _____________,) and each of them, his or her proxies with full power of substitution for and in the name, place, and stead of the undersigned, to vote upon and act with respect to all of the shares of common stock, $1.00 par value per share, of Ameritech ("Ameritech Common Stock") standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the Ameritech Special Meeting and at any adjournments or postponements thereof.

This proxy when properly executed will be voted as specified on the reverse side. If no specification is made, this proxy will be voted FOR the proposal to adopt the Merger Agreement.

This card also serves as voting instructions for shares held in the Ameritech Direct Services Investment Plan and, shares held in the Ameritech Savings Plan for Salaried Employees and the Ameritech Savings Plan for Non-Salaried Employees, as described in the Joint Proxy Statement/Prospectus, if registrations are identical.

Notwithstanding shareowner adoption of the Merger Agreement, Ameritech reserves the right to abandon the Merger at any time prior to its consummation, subject to the terms and conditions of the Merger Agreement.

Holders of Ameritech Common Stock will not be entitled to appraisal or dissenters' rights in connection with the proposal.

The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Ameritech Common Stock and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

To submit your proxy by telephone or Internet, please see the reverse side of this card. To submit your proxy by mail, please mark, sign, date and return this proxy card in the enclosed envelope. No postage is required.

                    [FORM OF REVERSE OF AMERITECH PROXY CARD]

                                       Ameritech corporation encourages you to take advantage of one of the three proxy submission methods outlined below to cast your ballot. We've made it easier than ever.

                                       SUBMIT YOUR PROXY BY PHONE
                                       1-800-690-6903   -  Use  any   touch-tone
                                       telephone to submit your proxy 24 hours a
                                       day, 7 days a week.  Have your proxy card
                                       in  hand  when  you  call.  You  will  be
                                       prompted  to enter the  12-digit  Control
                                       Number which is located  below.  You will
                                       then   be   asked   to   provide   voting
                                       instructions on the proposal to adopt the Merger Agreement. Your voting instruction will be repeated to you and you will be asked to confirm them.

                                       SUBMIT YOUR PROXY BY INTERNET -
                                       www.proxyvote.com  - Use the  Internet to
                                       submit  your proxy 24 hours a day, 7 days
                                       a week. Have your proxy card in hand when
                                       you  access  the web  site.  You  will be
                                       prompted  to enter the  12-digit  Control
                                       Number  which is located  below to obtain
                                       your  records  and  create an  electronic
                                       ballot. You will then be asked to provide
                                       voting  instruction  on the  proposal  to
                                       adopt  the  Merger   Agreement,   and  to
                                       confirm your submission.

Your  electronic  proxy  authorizes    SUBMIT  YOUR  PROXY  BY MAIL - Mark, sign
the named proxies to vote your and date your proxy card and return it in shares to the same extent as if you the postage-paid envelope we've provided marked, signed, dated and returned or return it to Ameritech Corporation, the proxy card. If you submit your c/o ADP, 51 Mercedes Way, Edgewood, NY
proxy  by  phone  or  through   the    11717.
internet,  please  do not mail your
proxy. THANK YOU FOR VOTING.

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TO PROVIDE VOTING INSTRUCTIONS, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS
FOLLOWS
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                                            DETACH AND RETURN THIS PORTION ONLY
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                      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMERITECH CORPORATION

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|                                  The undersigned directs that this proxy be voted as follows:                               |
| For   Against   Abstain                                                                                                     |
| |_|     |_|       |_|            (1)  To approve a proposal to adopt the  Agreement and Plan of Merger,  dated as of        |
|                                       May 10, 1998, among Ameritech, SBC Communications Inc., a Delaware corporation        |
|                                       ("SBC"), and SBC Delaware,  Inc., a Delaware corporation ("Merger Sub") wholly        |
|                                       owned by SBC (as such  agreement  may be amended,  supplemented  or  otherwise        |
|                                       modified from time to time,  the "Merger  Agreement").  Pursuant to the Merger        |
|                                       Agreement,  Merger Sub will be merged with and into  Ameritech  and  Ameritech        |
|                                       will become a wholly owned subsidiary of SBC.                                         |
|                                                                                                                             |
|                                  (2)  In the discretion of the proxies, on such other business related to proposal(1)       |
|                                       as may properly come before the Ameritech  Special Meeting or any adjournments        |
|                                       or postponements thereof.                                                             |
|                                                                                                                             |
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SIGNATURE                             DATE
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SIGNATURE                             DATE
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Note:  Please sign exactly as name  appears  hereon.  Joint  owners  should each sign. When signing as an attorney,  executor,  administrator,  trustee or guardian, please give full title as such. If signed by a corporation, the proxy should be by a duly authorized representative and state the name of the corporation the authorized corporate representative.

                                        2
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
                                     [FORM OF INSTRUCTIONS FOR AMERITECH REGISTERED SHAREOWNERS]

                                         WAIT! THERE'S AN EASIER WAY TO SUBMIT YOUR PROXY.
      24 HOURS A DAY -- 7 DAYS A WEEK                                                                              [AMERITECH LOGO]
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SUBMIT YOUR PROXY BY TELEPHONE                                             SUBMIT YOUR PROXY BY INTERNET
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                                                                 o
                                                                 o
It's fast, convenient, and your submission is immediately        o         It's fast, convenient, and your submission is immediately
                  confirmed and posted.                          o                           confirmed and posted.
                                                                 o
                                                                 o
                                                                 o
       CALL TOLL-FREE ON A TOUCH-TONE PHONE                      o                             GO TO WEBSITE:
                                                                 o
                1-800-690-6903                                   o                           WWW.PROXYVOTE.COM
                                                                 o
                                                                 o
                                                                 o
        JUST FOLLOW THESE FOUR EASY STEPS:                       o                   JUST FOLLOW THESE FOUR EASY STEPS:
                                                                 o
---------------------------------------------------------        o         ---------------------------------------------------------
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                                                                 o
1. Read the accompanying Joint Proxy Statement/Prospectus        o         1. Read the accompanying Joint Proxy Statement/Prospectus
   and proxy card.                                               o            and proxy card.
                                                                 o
2. Call the toll-free number: 1-800-690-6903.                    o         2. Go to the web site, www.proxyvote.com.
                                                                 o
3. Enter your 12-digit Control Number located on your            o         3. Enter your 12-digit Control Number located on your
   proxy card.                                                   o            proxy card.
                                                                 o
4. Follow the simple recorded instructions.                      o          4. Follow the simple instructions.
                                                                 o
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            YOUR VOTE IS IMPORTANT!                                                      YOUR VOTE IS IMPORTANT!
              CALL 1-800-690-6903                                                        GO TO WWW.PROXYVOTE.COM
                24 HOURS A DAY                                                                24 HOURS A DAY

                          IF YOU SUBMIT YOUR PROXY BY TELEPHONE OR INTERNET, DO NOT RETURN YOUR PROXY CARD.
                                                THANK YOU FOR YOUR PROXY SUBMISSION.
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